LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C



COLLECTION PERIOD:    FEBRUARY 1-29, 2004                                                         PAYMENT DATE:    MAR 15 2004
DETERMINATION DATE:   MAR 08 2004                                                                 REPORT BRANCH:   2033

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                                  TOTAL         CLASS A-1         CLASS A-2      OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                               100.00%            67.32%           31.68%               1.00%
Original Pool Balance                                   252,525,264.85    170,000,000.00    80,000,000.00        2,525,264.85
Note Balance Total                                      250,000,000.00    170,000,000.00    80,000,000.00
Number of Contracts                                             12,955
Class Pass Through Rates                                                          1.7000%          3.2900%
Servicing Fee Rate                                             1.75000%
Indenture Trustee Fee                                          0.00350%
Custodian Fee                                                  0.02000%
Backup Servicer Fee                                            0.02150%
Insurance Premium Fee                                          0.35000%
Demand Note Rate                                               6.00000%

Initial Weighted Average APR                                   9.83700%

Initial Weighted Average Monthly
     Dealer Participation Fee Rate                             0.00000%

Initial Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio              9.83700%

Initial Weighted Average Remaining Term                          66.00

Initial Weighted Average Original Term                           68.00



------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE BALANCES                            TOTAL         CLASS A-1         CLASS A-2
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                      227,612,427.97    145,087,163.11    80,000,000.00        2,525,264.85
Total Note Balance                                      220,542,391.91    140,542,391.91    80,000,000.00

EOP:
Number of Current Month Closed Contracts                           201
Number of Reopened Loans                                             -
Number of Contracts - EOP                                       11,982
Total Pool Balance - EOP                                221,393,807.32    138,868,542.46    80,000,000.00        2,525,264.85
Total Note Balance - EOP                                213,641,630.86    133,641,630.86    80,000,000.00

Class Collateral Pool Factors                               0.85456652        0.78612724       1.00000000

Weighted Average APR of Remaining Portfolio                    9.83523%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                                   0.00002%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio             9.83521%
Weighted Average Remaining Term                                  61.97
Weighted Average Original Term                                   68.29


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                             CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                   Principal                                                    2,851,069.85
                                    Interest                                                     1,702,161.59
Early Payoffs:                      Principal Collected                                          2,917,979.27
                                    Early Payoff Excess Servicing Compensation                         653.29
                                    Early Payoff Principal Net of Rule of 78s Adj.               2,917,325.98            174
                                    Interest                                                        23,094.38
Liquidated Receivable:              Principal Collected                                            104,145.77
                                    Liquidated Receivable Excess Servicing
                                    Compensation                                                         0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Adj.        104,145.77             27
                                    Interest                                                          (538.82)
Cram Down Loss:                     Principal                                                            0.00              0
Purchase Amount:                    Principal                                                            0.00
                                    Interest                                                             0.00
                                    Total Principal                                              5,872,541.60
                                    Total Interest                                               1,724,717.15
                      Total Principal and Interest                                               7,597,258.75
                                    Recoveries                                                     145,756.03
                                    Excess Servicing Compensation                                      653.29
                                    Late Fees & Miscellaneous Fees                                  21,649.40
                                    Collection Account Customer Cash                             7,765,317.47
                                    ADDITIONAL COLLECTION ACCOUNT CASH:
                                    Collection Account Investment Income                             4,554.27
                                    Available Funds                                              7,769,871.74


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION                                                                                         AMOUNT       DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 7,769,871.74
Monthly Dealer Participation Fee                                                 3.04            7,769,868.70            0.00
Prior Unpaid Dealer Participation Fee                                            0.00            7,769,868.70

Servicing Fees:                     Current Month Servicing Fee            331,934.79
                                    Prior Period Unpaid Servicing Fee            0.00
                                    Late Fees & Miscellaneous Fees          21,649.40
                                    Excess Servicing Compensation              653.29
                                       Total Servicing Fees:               354,237.48            7,415,631.22            0.00
Indenture Trustee Fee                                                          643.25            7,414,987.97            0.00
Custodian Fee                                                                3,793.54            7,411,194.43            0.00
Backup Servicer Fee                                                          4,078.06            7,407,116.37            0.00
Prior Unpaid Indenture Trustee Fee                                               0.00            7,407,116.37            0.00
Prior Unpaid Custodian Fee                                                       0.00            7,407,116.37            0.00
Prior Unpaid Backup Servicing Fee                                                0.00            7,407,116.37            0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    DISTRIBUTION    SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                                 AMOUNT      DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:              Current Month                                 199,101.72      7,208,014.65         0.00
                                      Prior Carryover Shortfall                           0.00      7,208,014.65
Class A-2 Note Interest:              Current Month                                 219,333.33      6,988,681.32         0.00
                                      Prior Carryover Shortfall                           0.00      6,988,681.32
Principal Payment Amount:             Current Month                                       0.00      6,988,681.32         0.00
                                      Prior Carryover Shortfall                           0.00      6,988,681.32
Certificate Insurer:                  Reimbursement Obligations                           0.00      6,988,681.32         0.00
                                      Premium                                        62,312.73      6,926,368.59         0.00
Demand Note Interest Payment Amount   Current Month                                  28,409.09      6,897,959.50         0.00
                                      Prior Carryover Shortfall                           0.00      6,897,959.50         0.00
Demand Note                           Reimbursement                                       0.00      6,897,959.50         0.00
Expenses:                             Trust Collateral Agent                              0.00      6,897,959.50         0.00
                                      Indenture Trustee                                   0.00      6,897,959.50         0.00
                                      Backup Servicer                                     0.00      6,897,959.50         0.00
                                      Custodian                                           0.00      6,897,959.50         0.00
Distribution to (from) the Spread Account                                         6,897,959.50              0.00



------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:               BOP Liquidated Receivable Principal Balance   450,224.82
                                      Liquidation Principal Proceeds                104,145.77
                                      Principal Loss                                346,079.05
                                      Prior Month Cumulative Principal Loss LTD     467,004.77
                                      Cumulative Principal Loss LTD                 813,083.82


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF TOTAL POOL
DELINQUENCY STATUS:                   # OF CONTRACTS          AMOUNT                   BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Current                                    10,337         190,809,189.00                86.19%
1-29 Days                                   1,533          28,750,072.83                12.99%
30-59 Days                                     63             908,847.09                 0.41%
60-89 Days                                     28             535,899.82                 0.24%
90-119 Days                                    12             232,550.74                 0.11%
120 Days or More                                9             157,247.84                 0.07%
Total                                      11,982         221,393,807.32               100.00%



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                           Trigger        Trigger       Event of Default       Event of
                                       Current Month      Threshold        Event           Threshold           Default
Average Delinquency Ratio                 0.52321%           6.00%           NO              8.00%                NO
Cumulative Default Rate                      0.53%           4.03%           NO              4.23%                NO
Cumulative Loss Rate                         0.19%           2.02%           NO              2.33%                NO


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS       AMOUNT *                                  # OF CONTRACTS     AMOUNT *
Prior Month Inventory                       15         328,491.65    Prior Month Inventory                   0            0.00
Repurchased                                  0               0.00    Repurchased                             0            0.00
Adjusted Prior Month Inventory              15         328,491.65    Adjusted Prior Month Inventory          0            0.00
Current Month Repos                         19         393,466.92    Current Month Repos                    14      309,440.22
Repos Actually Liquidated                   13         285,772.18    Repos from Trust Liquidation            0            0.00
Repos Liquidated at 60+ or 150+              0               0.00    Repos Actually Liquidated              12      264,205.71
Dealer Payoff                                0               0.00    Dealer Payoff                           0            0.00
Redeemed / Cured                             0               0.00    Redeemed / Cured                        0            0.00
Purchased Repos                              0               0.00    Purchased Repos                         0            0.00
Current Month Inventory                     21         436,186.39    Current Month Inventory                 2       45,234.51

                                   * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                                    # OF CONTRACTS       AMOUNT
Current Month Balance                       27         450,224.82
Cumulative Balance                          66       1,082,932.44
Current Month Proceeds                                 103,606.95
Cumulative Proceeds                                    268,687.90
Current Month Recoveries                               145,756.03
Cumulative Recoveries                                  350,120.18



                                                        RECEIVABLES LIQUIDATED AT 150
                                                        OR MORE DAYS DELINQUENT, 60 OR MORE
                                                        DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                                        SALE AND BY ELECTION:                          LIQUIDATED AT 150+ AND 60+:

                                                           Balance            Units                        Balance        Units
Prior Month                                                  0.00               0                            0.00           0
Current Trust Liquidation Balance                            0.00               0                            0.00           0
Current Monthly Principal Payments                           0.00
Reopened Loan Due to NSF                                     0.00               0
Current Repurchases                                          0.00               0
Current Recovery Sale Proceeds                               0.00               0
Deficiency Balance of Sold Vehicles                          0.00
EOP                                                          0.00               0                            0.00           0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

       SPREAD ACCOUNT RECONCILIATION
                                                                    REQUISITE AMOUNT:  3,787,879.00
Total Deposit                                          3,787,879.00
BOP Balance                                            3,787,879.00
Remaining Distribution Amount                          6,897,959.50
Investment Income                                          2,801.55
Current Month Draw                                             0.00
EOP Balance Prior to Distribution                     10,688,640.05

Spread Account Release Amount                          6,900,761.05

EOP Balance                                            3,787,879.00

Class A Principal Payment Amount                       6,900,761.05
Demand Note Supplemental Interest Payment Amount               0.00
Class R Certificateholder Distribution                         0.00

       DEMAND NOTE

Demand Note Initial Balance                            5,681,818.46
Demand Note Amount                                     5,681,818.46


OVERCOLLATERALIZATION AMOUNT                           7,752,176.46

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                17,221,873.92          7.78%

REQUIRED TOTAL ENHANCEMENT AMOUNT                     22,139,380.73         10.00%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
       CUMULATIVE LOSS:                                                 CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
       UP TO MONTH       TRIGGER EVENT      EVENT OF DEFAULT            UP TO MONTH       TRIGGER EVENT       EVENT OF DEFAULT
               3             1.01%                 1.27%                        3              2.02%                2.31%
               6             2.02%                 2.33%                        6              4.03%                4.23%
               9             2.52%                 2.96%                        9              4.79%                5.39%
              12             4.03%                 4.23%                       12              7.57%                7.69%
              15             4.58%                 4.81%                       15              8.71%                8.75%
              18             5.50%                 5.77%                       18             11.00%               10.49%
              21             6.00%                 6.73%                       21             11.54%               12.24%
              24             6.65%                 7.31%                       24             12.08%               13.28%
              27             7.07%                 7.89%                       27             12.86%               14.34%
              30             7.71%                 8.46%                       30             14.02%               15.38%
              33             8.14%                 9.04%                       33             14.80%               16.44%
              36             8.57%                 9.42%                       36             15.58%               17.14%
              39             8.79%                 9.61%                       39             15.98%               17.48%
              42             9.00%                10.00%                       42             16.36%               18.18%
              45             9.00%                10.00%                       45             16.36%               18.18%
              48             9.00%                10.00%                       48             16.36%               18.18%
              51             9.00%                10.00%                       51             16.36%               18.18%
              54             9.00%                10.00%                       54             16.36%               18.18%
              57             9.00%                10.00%                       57             16.36%               18.18%
              60             9.00%                10.00%                       60             16.36%               18.18%
              63             9.00%                10.00%                       63             16.36%               18.18%
              66             9.00%                10.00%                       66             16.36%               18.18%
              69             9.00%                10.00%                       69             16.36%               18.18%
              72             9.00%                10.00%                       72             16.36%               18.18%

-----------------------------------------------------------------
       AVERAGE DELINQUENCY RATIO:
-----------------------------------------------------------------
       Up to Month       Trigger Event       Event of Default
               12            6.00%                 8.00%
               24            7.00%                 9.00%
               72            8.00%                10.00%



Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 29, 2004 and were performed in conformity with the Sale and Servicing Agreement dated October 1, 2003.






/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller